UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEC BC Registered Non Vote Dir Template

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Your **Vote** Counts!

Canopy Growth Corporation

2026 Annual General and Special Meeting
Vote by September 23, 2026
1:00 PM EDT



You invested in Canopy Growth Corporation and it's time to vote!

You have the right to vote on proposals being presented at the Annual General and Special Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Friday, September 25, 2026.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting it prior to September 11, 2026. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-877-907-7643 or (3) send an email to proxy.request@broadridge.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # 1234 5678 9102 3456

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Friday, September 25, 2026
1:00 pm EDT

www.virtualshareholdermeeting.com/WEED2026

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Control # 1234 5678 9012 3456

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
CANOPY GROWTH CORPORATION - COMMON	123456789.1234

Voting Items	Vote Recommendation
Election of Board of Directors **Nominees:** 1A. Election of Director: David Lazzarato	For
1B. Election of Director: Theresa Yanofsky	For
1C. Election of Director: Luc Mongeau	For
1D. Election of Director: Shan Atkins	For
1E. Election of Director: Joseph Bayern	For
2. To appoint MNP LLP as the auditor and independent registered public accounting firm of Canopy Growth Corporation (the "Company") for the fiscal year ending March 31, 2027 and to authorize the Board or any responsible committee thereof to fix their remuneration.	For
3. To adopt a special resolution approving the amendment to the articles of the Company to provide that: (i) the authorized capital of the Company be altered by consolidating all of the issued and outstanding common shares ("Shares") and exchangeable shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to fifteen outstanding pre-consolidation shares at any time prior to September 25, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and exchangeable shares; and (ii) any fractional shares arising from the consolidation of the Shares and exchangeable shares will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration.	For
4. To adopt an ordinary resolution ratifying and approving By-Law No. 2 of the Company, which establishes advance notice and certain other requirements for shareholders of the Company to propose director nominations for shareholder meetings of the Company.	For
5. To adopt an ordinary resolution approving all unallocated entitlements under the Company's Omnibus Incentive Plan.	For
6. To adopt an advisory (non-binding) resolution approving the compensation of the Company's "named executive officers," as described in the proxy statement.	For
7. Advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of the Company's "named executive officers".	1 Yr

You are receiving this communication to advise you that the company is using notice-and-access to deliver proxy materials to its shareholders for the above noted meeting instead of sending you paper copies of the proxy materials.

In addition to the options to vote on the reverse side, you can vote by mail by requesting a paper copy of the voting materials using the instructions on the reverse side, which will include a form of proxy.

The proxy statement and other relevant proxy materials are available at:
https://canopygrowth.com/agm/ and under Canopy Growth Corporation's SEDAR+ profile at www.sedarplus.ca. PLEASE VIEW THE PROXY STATEMENT AND OTHER RELEVANT PROXY MATERIALS PRIOR TO VOTING.
Shareholders with questions about notice-and-access can contact Broadridge by calling 1-844-916-0609.

Modern Slavery Report
Shareholders may access our modern slavery report for the 2026 calendar year, which is being prepared pursuant to the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada), at: https://canopygrowth.com/wp-content/uploads/2026/08/2026_03_31_CGC_Modern-SlaveryReport-2026.pdf

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

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